===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 9, 2000
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-4423                   94-1081436
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)


                    3000 HANOVER STREET, PALO ALTO, CA 94304
               (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On June 9, 2000 we completed the offering of our 7.15% Global Notes due June 15, 2005 (the "Notes"), made pursuant to an underwriting agreement (the "Underwriting Agreement") dated June 6, 2000, between Hewlett-Packard Company (the "Company") and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (as representatives of the several Underwriters).

         The Notes are governed by an indenture entered into between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee, dated as of June 1, 2000 (the "Indenture"), which is filed as
Exhibit 4.1 to our registration statement on Form S-3, filed with the Securities and Exchange Commission on March 17, 2000, as supplemented by an officers' certificate authorizing the terms of the Notes pursuant to Section 301 of the Indenture (the "301 Officers' Certificate").

         The purpose of this Current Report is to file the form of the Notes, the Underwriting Agreement and the 301 Officers' Certificate.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 4.1       Form of 7.15% Global Note due June 15, 2005.

         Exhibit 4.2 Underwriting Agreement, dated June 6, 2000, entered into between the Company and Credit Suisse
                           First Boston Corporation and Salomon Smith Barney
                           Inc., as representatives of the Underwriters.

         Exhibit 4.3       Officers' Certificate pursuant to Section 301 of the
                           Indenture, dated June 9, 2000, executed by the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HEWLETT-PACKARD COMPANY


Date: June 15, 2000                    By:  /s/ Charles N. Charnas
                                            -----------------------------------
                                       Name:  Charles N. Charnas
                                       Title: Assistant Secretary

                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED JUNE 9, 2000

  Exhibit                              Description
-----------   ----------------------------------------------------------------
    4.1       Form of 7.15% Global Note due June 15, 2005.

    4.2       Underwriting Agreement, dated June 6, 2000, entered into between
              Hewlett-Packard Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the Underwriters.

    4.3 Officers' Certificate pursuant to Section 301 of the Indenture, dated June 9, 2000, executed by Hewlett-Packard Company.